UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: December 16, 2011
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 16, 2011, Sun Communities, Inc. (the “Company”), acquired three recreational vehicle communities, personal property and other associated intangibles from Club Naples RV Resort LLC, Kountree RV Resort LLC and North Lake RV Resort LLC  (the "Sellers"), and entered into customary non-competition agreements with the principals of the Sellers, for an aggregate purchase price of $25.0 million.  The Company funded the purchase price with $8.0 million in cash and $17.0 million from the proceeds of the mortgage financing loan secured by the acquired properties, as described in more detail below.

On December 22, 2011, the Company issued a press release announcing the acquisition and the closing of the loan described below.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the purchase agreements and the amendments thereto that are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7 and 2.8 and the non-compete agreement and the amendment thereto that are attached hereto as Exhibits 10.1 and 10.2, all of which are incorporated by reference herein. The schedules and exhibits to the purchase agreements and amendment attached hereto as Exhibits 2.2, 2.3, 2.5 and 2.7 have not been filed with such Exhibits because such schedules and exhibits do not contain information which is material to an investment decision or which is not otherwise disclosed in the relevant document. Each such document contains a list briefly identifying the contents of all omitted schedules and exhibits. The Company hereby agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In connection with the acquisition described above, on December 16, 2011, the Company, through six indirect operating subsidiaries, borrowed $17.0 million from Bank of America, N.A., as lender and administrative agent, and The PrivateBank and Trust Company, as lender. The unpaid principal amount owing under the loan bears interest at a rate equal to LIBOR plus 250 basis points per annum.  Beginning February 1, 2012 and on the first day of each calendar month thereafter until July 1, 2012, the Company is obligated to repay all accrued and unpaid interest.  Beginning July 1, 2012, the loan will be amortized on a 25-year amortization schedule.  All unpaid principal and interest on the loan is due on December 15, 2014; provided, however, that the Company has the right to extend the loan for up to two additional one-year terms subject to the satisfaction of certain terms and conditions.  At the lenders’ option, the loan will become immediately due and payable upon an event of default under the loan agreement.

The loan is secured by mortgages encumbering the three acquired properties. Additionally, the Operating Partnership provided a limited guaranty of the loan and certain non-recourse carveout obligations of the borrowers.

The foregoing description is qualified in its entirety by reference to the loan agreement and the related promissory notes, copies of which are attached hereto as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
2.1	Master CNN Real Estate Purchase Agreement dated November 9, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.2	First Amendment to Master CNN Real Estate Purchase Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.3	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Club Naples RV Resort LLC
2.4	First Amendment to Agreement of Sale (Club Naples) dated November 29, 2011 between Sun Communities Operating Limited Partnership and Club Naples RV Resort LLC
2.5	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Kountree RV Resort LLC
2.6	First Amendment to Agreement of Sale (Naples Gardens) dated November 29, 2011 between Sun Communities Operating Limited Partnership and Kountree RV Resort LLC
2.7	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and North Lake RV Resort LLC
2.8	First Amendment to Agreement of Sale (North Lake Estates) dated November 29, 2011 between Sun Communities Operating Limited Partnership and North Lake RV Resort LLC
10.1	Non-Compete Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
10.2	First Amendment to Non-Compete Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
10.3
Term Loan Agreement dated December 15, 2011 among  Sun Blueberry Hill LLC, Sun Grand Lake LLC, Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, Sun North Lake Estates LLC, Bank of America, N.A. and The PrivateBank and Trust Company

10.4
Promissory Note, dated December 15, 2011, in the original principal amount of $9,916,666.67, made by Sun Blueberry Hill LLC, Sun Grand Lake LLC, Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, and Sun North Lake Estates LLC, in favor of Bank of America, N.A.

10.5
Promissory Note, dated December 15, 2011, in the original principal amount of $7,083.333.33, made by Sun Blueberry Hill LLC, Sun Grand Lake LLC. Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, and Sun North Lake Estates LLC,  in favor of The PrivateBank and Trust Company

99.1	Press Release, dated December 22, 2011, entitled “Sun Communities, Inc. Announces Acquisition of Three Recreational Vehicle Communities”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: December 22, 2011	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

(d) Exhibits:
Exhibit No.	Description
2.1	Master CNN Real Estate Purchase Agreement dated November 9, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.2	First Amendment to Master CNN Real Estate Purchase Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
2.3	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Club Naples RV Resort LLC
2.4	First Amendment to Agreement of Sale (Club Naples) dated November 29, 2011 between Sun Communities Operating Limited Partnership and Club Naples RV Resort LLC
2.5	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and Kountree RV Resort LLC
2.6	First Amendment to Agreement of Sale (Naples Gardens) dated November 29, 2011 between Sun Communities Operating Limited Partnership and Kountree RV Resort LLC
2.7	Agreement of Sale dated November 16, 2011 between Sun Communities Operating Limited Partnership and North Lake RV Resort LLC
2.8	First Amendment to Agreement of Sale (North Lake Estates) dated November 29, 2011 between Sun Communities Operating Limited Partnership and North Lake RV Resort LLC
10.1	Non-Compete Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
10.2	First Amendment to Non-Compete Agreement dated November 29, 2011 among Sun Communities Operating Limited Partnership, Robert C. Morgan and Robert Moser
10.3
Term Loan Agreement dated December 15, 2011 among  Sun Blueberry Hill LLC, Sun Grand Lake LLC, Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, Sun North Lake Estates LLC, Bank of America, N.A. and The PrivateBank and Trust Company

10.4
Promissory Note, dated December 15, 2011, in the original principal amount of $9,916,666.67, made by Sun Blueberry Hill LLC, Sun Grand Lake LLC, Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, and Sun North Lake Estates LLC, in favor of Bank of America, N.A.

10.5
Promissory Note, dated December 15, 2011, in the original principal amount of $7,083.333.33, made by Sun Blueberry Hill LLC, Sun Grand Lake LLC. Sun Three Lakes LLC, Sun Club Naples LLC, Sun Naples Gardens LLC, and Sun North Lake Estates LLC,  in favor of The PrivateBank and Trust Company

99.1	Press Release, dated December 22, 2011, entitled “Sun Communities, Inc. Announces Acquisition of Three Recreational Vehicle Communities”